SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 24, 2006
Caneum, Inc.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-30874	33-0916900

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Newport Center Drive, Suite 220, Newport Beach, CA	92660

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03 Amendments to Articles of Incorporation
Section 7.01 Regulation FD
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 2.1
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 4.5
Exhibit 4.6
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6

Item 1.01 Entry into a Material Definitive Agreement
     On March 24, 2006, we entered into and closed a funding agreement with Barron Partners, LP (“Barron”). Pursuant to the Preferred Stock Purchase Agreement which set forth the terms of the funding, we issued 4,000,000 shares of Series A Preferred Stock to Barron at $0.50 per share for gross proceeds of $2,000,000. The Series A Preferred Stock is convertible into shares of our common stock on a share-for-share basis, and is subject to adjustment in the event of certain corporate transactions. In addition, if we fail to meet certain adjusted EBITDA targets for 2006 or 2007, we have agreed to issue additional shares of Series A Preferred Stock to Barron, not to exceed 2,600,000 shares. Pursuant to the agreement with Barron, we also issued 4,000,000 A Warrants exercisable at $0.50 per share, 2,000,000 B Warrants exercisable at $1.00 per share, and 2,000,000 C Warrants exercisable at $1.50 per share. The warrants are exercisable immediately and expire on March 24, 2010. At any time that the average closing sale price of our common stock for a period of twenty consecutive trading days equals or exceeds 200% of the then existing exercise price of the warrants, and provided that a registration statement covering the shares underlying the warrants is available for the resale of the common shares, we have the right, upon twenty days written notice to the warrant holders, to call the warrant for cancellation in whole or in part. Maximum potential funding pursuant to our agreement with Barron, including the purchase of the Series A Preferred Stock and assuming the exercise of all of the warrants, of which there is no assurance, is $9,000,000. At closing, we also paid a $50,000 due diligence fee to Barron.
     The Preferred Stock Purchase Agreement also prevents any officer or director of our company from selling any shares for a period of six months from March 24, 2006.
     As placement agent for the funding transaction with Barron, Ascendiant Securities, LLC (“Ascendiant”) received $160,000 at closing and we issued to them 60,000 common shares and 160,000 A Warrants, 80,000 B Warrants, and 80,000 C Warrants. We have also agreed to issue to Ascendiant warrants equal to 8% of the shares issued to Barron upon any future exercise of the outstanding warrants issued to Barron upon the same terms as the warrants so exercised. If all of the warrants are exercised by Barron, we would be obligated to issue a total of 320,000 A Warrants, 160,000 B Warrants, and 160,000 C Warrants to Ascendiant. We have agreed to register the common shares underlying the warrants and the 60,000 common shares issued to Ascendiant.
     In connection with the closing of this funding transaction on March 24, 2006, we entered into a Registration Rights Agreement with Barron and have agreed to register the common shares issuable upon conversion of the outstanding shares of the Series A Preferred Stock and the common shares issuable upon exercise of the warrants held by Barron. If the registration statement is not effective within six months from March 24, 2006, we have agreed to pay liquidated damages equal to 30,000 shares of common stock for each thirty-day period after this six-month period during which the registration statement is not effective, or if we do not maintain the effectiveness of the registration statement, up to a maximum of 240,000 shares.
Item 2.01 Completion of Acquisition of Assets
     On March 28, 2006, we entered into and closed a Stock Purchase Agreement with Tier One Consulting, Inc. (“Tier One”) and its two shareholders, Michael A. Willner and Robert J. Morris, in which we acquired all of the outstanding shares of Tier One. The purchase price for the shares of Tier One was $2,750,000, of which $1,375,000 was paid at closing and the balance of which is payable in two equal installments on the first and second anniversary of the closing.

In addition, we deposited $343,750 into a designated bank account for payment toward the first installment and we agreed to reserve a like amount from our bank lines of credit for payment of the first installment, if necessary. The installment payments are subject to adjustment for certain set-offs for any post-closing undisclosed liabilities of Tier One, enforcement of indemnification provisions by Tier One in the agreement, a decline in the EBIT calculation in the Tier One audited financial statements for 2005, or any increase or decrease in the estimated cost of the audit of the Tier One financial statements for 2005. The funds for the payment at closing and the deposit into the designated bank account were furnished from the funding transaction with Barron described above. As a result of the acquisition of all of the outstanding stock of Tier One from its shareholders, Tier One is now a wholly owned subsidiary of our company with Alan Knitowski, our Chairman, Gary Allhusen, our Executive Vice-President, and Robert J. Morris, our Senior Vice-President, constituting the board of directors of Tier One.
     Effective with the closing of the transaction with Tier One, we entered into two-year full-time employment agreements with Messrs. Willner and Morris and appointed them Senior Vice-Presidents of our company. Each employment agreement provides for a base salary of $200,000 and each person was granted options to purchase 1,000,000 shares of our common stock pursuant to our existing Stock Option/Stock Issuance Plan at $0.83 per share. The options will vest at the rate of 1/16th per calendar quarter beginning with the quarter ending March 31, 2006, with the first 62,500 options vesting on March 31, 2006, subject to early vesting in the event of a corporate transaction and in the event the person dies or is disabled, or if we terminate him without cause.
     Tier One is an information technology services and solutions provider located in Aliso Viejo, California. It was founded in 2003 and has been managed by Messrs. Willner and Morris. It currently has over forty customers, including commercial and government entities. Representative vertical industries associated with Tier One’s customer base include automotive, banking, communications, consumer goods, energy, financial services, insurance, government, media and entertainment, medical, technology, and utilities. Over the last eighteen months, we have outsourced several projects for our clients to Tier One.
Item 3.02 Unregistered Sales of Equity Securities
•	Pursuant to the terms of the Preferred Stock Purchase Agreement with Barron Partners LP, we issued 4,000,000 shares of Series A Preferred Stock, 4,000,000 A Warrants, 2,000,000 B Warrants, and 2,000,000 C Warrants to Barron on March 24, 2006. The securities were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Barron was an accredited investor as defined in Rule 501 of Regulation D at the time of the issuance of the preferred shares and warrants. Barron delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates evidencing such securities. The transaction with us was not entered into as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Representatives of Barron were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the sale of the preferred stock and the issuance of the warrants. We paid a placement fee to Ascendiant Securities, LLC consisting of $160,000, 60,000 common shares, and 160,000 A Warrants, 80,000 B Warrants, and 80,000 C Warrants.

•	In connection with the closing of the Preferred Stock Purchase Agreement with Barron, we issued 60,000 common shares, and 160,000 A Warrants, 80,000 B Warrants, and 80,000 C Warrants to Ascendiant Securities, LLC on March 24, 2006. The warrants were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Ascendiant was an accredited investor as defined in Rule 501 of Regulation D at the time of each issuance. Ascendiant delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates evidencing the warrants. The transaction with us was not entered into as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Representatives of Ascendiant were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the issuance of the warrants. No underwriting discounts or commissions were paid in connection with the issuance of these securities.

•	March 22, 2006 we granted 40,000 shares and options to purchase 40,000 shares at $0.83 per share to Chris Deelsnyder for his acceptance onto our advisory board. These shares and options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Deelsnyder was an accredited investor as defined in Rule 501 of Regulation D at the time of the granting. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the shares and options. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Mr. Deelsnyder represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the grants. No underwriting discounts or commissions were paid in connection with the grants

•	On March 28, 2006, we granted options to Michael A. Willner and Robert J. Morris, our Senior Vice-Presidents, to purchase up to 1,000,000 shares each at $0.83 per share pursuant to the terms of the employment agreements with these persons. The options were granted under our 2002 Stock Option/Stock Issuance Plan. These options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and

Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Messrs. Willner and Morris were accredited investors as defined in Rule 501 of Regulation D at the time of the granting. They delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the options. They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each party was afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the grants. No underwriting discounts or commissions were paid in connection with the grant.

•	On March 28, 2006, we granted options to Catherine F. Reid and Stacey L. Yinger, employees of Tier One Consulting, Inc., to purchase up to 25,000 shares each at $0.83 per share pursuant to the terms of the Stock Purchase Agreement between us and Tier One. The options were granted under our 2002 Stock Option/Stock Issuance Plan. These options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Each party was provided access to all of the filings made by us with the SEC and each party was determined to be, either individually or with a purchaser representative, a sophisticated investor. They delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the options. They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each party was afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the grants. No underwriting discounts or commissions were paid in connection with the option grants.
Item 5.03 Amendments to Articles of Incorporation
     On March 24, 2006, we filed with the State of Nevada a Certificate of Designations, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designations”). The Certificate of Designations authorizes and designates 4,000,000 shares of our authorized preferred stock as Series A Preferred Stock, par value $0.50 per share (the “Series A Preferred Stock”). No dividends are payable with respect to the Series A Preferred Stock. The Series A Preferred Stock has only limited voting rights in the event of a proposed adverse change to the powers, preferences or rights of the Series A Preferred Stock, the proposed creation of any class of stock ranking senior as to dividends or distribution of assets upon a liquidation, a proposed amendment to our articles of incorporation or other charter documents in breach of any of the provisions of the Certificate of Designations, an increase in the number of authorized shares of the Series A Preferred Stock, or a proposal to enter into any agreement with respect to the foregoing. Upon any liquidation, dissolution, or winding-up of our company, whether voluntary or involuntary, holders of the Series A Preferred Stock are entitled to receive out of the assets of our company for each share of Series A Preferred Stock an amount equal to $0.50 before any distribution or payment is made to the holders of any junior securities. Each share of Series A Preferred Stock is convertible into one share of our common stock. Shares of Series A Preferred Stock are subject to adjustment in the event of any stock split or stock dividend, or certain equity sales.
Section 7.01 Regulation FD
     In connection with the transactions with Barron and Tier One, we issued press releases on March 28, 2006, March 29, 2006, and March 30, 2006. Copies of these press releases are furnished, but not filed, with this report.
Item 9.01 Financial Statements and Exhibits
(a)     Financial Statements of Business Acquired
     The financial statements required by this item will be filed by amendment to this report not later than June 7, 2006.
(b)     Pro Forma Financial Information
     The pro form financial information required by this item will be filed by amendment to this report not later than June 7, 2006.
(d)     Exhibits
     The following exhibits are included with this report:

Exhibit No.	Description
2.1	Stock Purchase Agreement dated March 28, 2006, with Tier One Consulting, Inc.
4.1	Certificate of Designations, Rights and Limitations of Series A Convertible Preferred Stock
4.2	Form of Series A Preferred Stock Certificate
4.3	Form of A Warrant
4.4	Form of B Warrant
4.5	Form of C Warrant
4.6	Registration Rights Agreement with Barron Partners, LP
99.1	Preferred Stock Purchase Agreement Dated March 24, 2006, with Barron Partners, LP
99.2	Employment Agreement dated March 28, 2006, with Michael Willner
99.3	Employment Agreement dated March 28, 2006, with Robert Morris
99.4	Press Release dated March 28, 2006
99.5	Press Release dated March 29, 2006
99.6	Press Release dated March 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caneum, Inc.
Date: March 29, 2006	By /s/ Sukhbir S. Mudan
Sukhbir S. Mudan, President

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